UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on June 18, 2025 via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “Plan Amendment”) to the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan (as amended the “2023 Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 2,900,000 shares (the “Share Increase”).

A summary of the Plan Amendment is set forth in the Company’s 2025 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). That summary and the above description of the Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the 2023 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2025, the record date for the Annual Meeting, there were 68,811,357 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 60,832,507 or 88.4%, were present in person via virtual communication or voted by proxy, which constituted a quorum. Each stockholder is entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1. Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2026 Annual Meeting of Stockholders or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	52,452,219
	Withheld	2,332,455
	Broker Non-Votes	6,047,833
Jay S. Duker, M.D.	For	54,378,788
	Withheld	405,886
	Broker Non-Votes	6,047,833
Nancy Lurker	For	52,749,972
	Withheld	2,034,702
	Broker Non-Votes	6,047,833
John B. Landis, Ph.D.	For	52,869,736
	Withheld	1,914,938
	Broker Non-Votes	6,047,833
Wendy F. DiCicco	For	53,886,305
	Withheld	898,369
	Broker Non-Votes	6,047,833
Karen Zaderej	For	54,145,995
	Withheld	638,679
	Broker Non-Votes	6,047,833
Stuart Duty	For	54,213,405
	Withheld	571,269
	Broker Non-Votes	6,047,833
Fred Hassan	For	54,312,641
	Withheld	472,033
	Broker Non-Votes	6,047,833
Reginald J. Sanders, M.D.	For	54,578,010
	Withheld	206,664
	Broker Non-Votes	6,047,833

Proposal No. 2. Amendment to 2023 Long-Term Incentive Plan

The Company’s stockholders approved the 2023 Plan Amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 2,900,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	41,319,557
Against	13,015,428
Abstain	449,689
Non Votes	6,047,833

Proposal No. 3. Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	50,767,710
Against	3,552,037
Abstain	464,927
Non Votes	6,047,833

Proposal No. 4. Non-Binding Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes

The Company’s stockholders recommended, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting on this proposal is set forth below:

Vote type	Vote Results
1 Year	54,208,315
2 Years	29,157
3 Years	359,528
Abstain	187,674
Non-Votes	6,047,833

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, to include a stockholder advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials once every year until the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal No. 5. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting on this proposal is set forth below:

Vote type	Vote Results
For	60,529,812
Against	118,502
Abstain	184,193

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EyePoint Pharmaceuticals, Inc. Amendment No 2. to 2023 Long-Term Incentive Plan.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	June 20, 2025	By:	/s/ George O. Elston
George O. Elston Executive Vice President and Chief Financial Officer